UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2022
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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
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Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 731-2265
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(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	ONB	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of 7.00% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of 7.00% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	The NASDAQ Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Old National Bancorp (the “Company”) has notified participants in the First Midwest Bancorp, Inc. Savings and Profit Sharing Plan (the “First Midwest 401(k) Plan”) of an upcoming temporary blackout period (the “Blackout Period”). The Blackout Period is necessary to effectuate the merger of the First Midwest 401(k) Plan into the Old National Bancorp Employee Stock Ownership and Savings Plan (the “Old National 401(k) Plan”).

The Blackout Period will begin during the week of September 26, 2022 (and is currently scheduled to occur on September 28, 2022 at 3:00 p.m. CDT) and is expected to end during the week of October 16, 2022. During the Blackout Period, participants in the First Midwest 401(k) Plan will temporarily be unable to, among other things, change investment elections, transfer between investment alternatives, request a loan or distribution or check account balances. Current participants in the Old National 401(k) Plan will not be impacted.

In connection with the foregoing, on September 13, 2022, the Company sent a notice to its directors and executive officers (the “Notice”) informing them that, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR, they would be prohibited from purchasing or selling or otherwise acquiring or transferring directly or indirectly, any equity securities of the Company during the Blackout Period. A copy of the Notice is attached hereto as Exhibit 99.1.

During the Blackout Period and for a period of two years after the ending date of the Blackout Period, a security holder or other interested person may obtain, without charge, information regarding the Blackout Period, including the actual beginning date and ending date of the Blackout Period, by contacting Nicholas J. Chulos, Executive Vice President, Chief Legal Officer and Corporate Secretary, One Main Street, Evansville, Indiana 47708, Telephone: (773) 765-7675.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

99.1    Notice of Blackout Period to Directors and Executive Officers of Old National Bancorp dated September 13, 2022.

104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2022

OLD NATIONAL BANCORP

By: /s/ Nicholas J. Chulos
Nicholas J. Chulos
Executive Vice President,
Chief Legal Officer and Corporate Secretary

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